Exhibit 99.2

1 SELECTED EFFICACY AND BLEEDING/SPOTTING OUTCOMES FROM THE SECURE TRIAL: A PHASE 3 STUDY OF AG200-15, AN INVESTIGATIONAL WEEKLY TRANSDERMAL CONTRACEPTIVE PATCH Anita L. Nelson,1 Andrew M. Kaunitz,2 Robin Kroll,3 James A. Simon,4 Alfred N. Poindexter,5 Joseph A. Chiodo,6 Lisa Flood,6 Elizabeth I.O. Garner6 1Research Division, Access Essential Health, Los Angeles, CA, USA; 2University of Florida College of Medicine-Jacksonville, Jacksonville, FL, USA; 3Seattle Women’s, Seattle, WA, USA; 4George Washington University School of Medicine, Washington, DC, USA; 5Baylor College of Medicine, Houston, TX, USA; 6Agile Therapeutics, Princeton, NJ, USA

Disclosures Anita L. Nelson has served as a consultant/advisor for Agile, AMAG Pharma, Bayer, ContraMed, Merck, and Pharmanest; received honoraria/served as a speaker for Allergan, Bayer, and Merck; and received grants/research support from Agile, ContraMed, Estetra SPRL, Evofem Inc., FHI (MonaLisa), and Merck This study was sponsored by Agile Therapeutics. 2

Study Objective To assess selected efficacy and bleeding/spotting outcomes with the use of AG200-15 in the Phase 3 Study to Evaluate Contraception Use, Reliability, and Effectiveness (SECURE) ClinicalTrials.gov NCT02158572 3

AG200-15 Overview Investigational transdermal contraceptive delivery system (TCDS) Daily exposure (24-hour AUC) of levonorgestrel (LNG) and ethinyl estradiol (EE) similar to oral doses of 120 μg LNG and 30 μg EE 28-day cycle: 3 weeks of 7-day patches 1 patch-free week 4 AUC = area under the curve

SECURE Study Design Elements Single-arm, open-label, 1-year (13-cycle), healthcare-company funded, Phase 3, IRB-approved study No eligibility restrictions for weight or body mass index (BMI) Conducted at 102 US sites Subjects were 18 years of age or older, sexually active, and with regular menses every 21-38 days Pearl Index (PI) calculations for pre-specified subgroups BMI Race Ethnicity Electronic diaries were used to collect daily Vaginal bleeding Vaginal spotting Patch placement Patch adherence 5

Bleeding and/or Spotting-Related Definitions Bleeding: requiring use of at least one tampon or sanitary pad Spotting: requiring use of pantyliners only or no sanitary protection Episode: one or more consecutive days of bleeding/spotting bounded on either end by >2 days of no bleeding or spotting Scheduled bleeding: occurring on days when not wearing a patch Unscheduled bleeding: occurring on days when wearing a patch, except bleeding/spotting that began in the previous hormone-free period and continued through Days 1-4 of the new treatment cycle 6

Study Populations Safety population: subjects who wore at least one patch Cycle Control Population: subjects in the safety population who had a negative enrollment serum ß-hCG, and provided information on bleeding and patch application in their eDiaries Primary efficacy cohort: subjects in the safety population aged < 35 years at enrollment who had a negative enrollment serum ß-hCG 7 Parameter Safety Population (n=2031) Cycle Control Population (n=2017) Primary Efficacy Cohort (n=1736) Age, mean (SD) 27.5 years (6.2) 27.5 years (6.2) 26.0 years (4.5) Weight, median (range) 71.9 kg (39 - 177) 72.0 kg (39 - 177) 71.40 kg (39 - 177) BMI, median (range) 26.8 kg/m2 (15 - 63) 26.8 kg/m2 (15 - 63) 26.60 kg/m2 (15 - 63) BMI >30 kg/m2 (obese), % 35.3% 35.4% 35.3% Black/African American, % 24.3% 24.3% 24.1% White, % 66.9% 66.8% 66.8% Hispanic/Latino, % 19.7% 19.6% 19.0%

Pearl Indices for SECURE: Overall and by Subgroup for Primary Efficacy Cohort Pearl Index (95% CI) Overall for women <35 years old 4.80 (3.55, 6.06) BMI <median (26.8 kg/m2) 4.22 (2.57, 5.87) >median (26.8 kg/m2) 5.41 (3.51, 7.31) Race White 5.06 (3.49, 6.62) Black/African American 4.52 (1.97, 7.07) Other 3.64 (0.08, 7.19) Ethnicity Non-Hispanic/Latino 5.07 (3.64, 6.50) Hispanic/Latino 3.65 (1.12, 6.17) 8

Pregnancy Rates Based on Life Table Analysis for Women <35 Years Old (Contraceptive Efficacy Population) Cycle No. of Subjects Cumulative No. of On-treatment Pregnancies Cumulative Probability of Pregnancy 95% CI 1 1816 3 0.17 (0.05, 0.51) 2 1681 11 0.64 (0.35, 1.15) 3 1556 17 1.02 (0.64, 1.64) 4 1448 26 1.64 (1.12, 2.40) 5 1349 31 2.00 (1.41, 2.84) 6 1263 39 2.62 (1.92, 3.58) 7 1192 41 2.79 (2.06, 3.77) 8 1130 46 3.22 (2.41, 4.28) 9 1068 48 3.40 (2.56, 4.50) 10 1004 49 3.49 (2.64, 4.61) 11 968 51 3.69 (2.81, 4.85) 12 930 53 3.90 (2.98, 5.10) 13 893 56 4.22 (3.25, 5.48) 9 Cumulative probability of pregnancy calculated by the Kaplan-Meier method for Cycles 1-13.

Pregnancy Rates Based on Life Table Analysis for Women ≤35 Years Old by BMI Category (Contraceptive Efficacy Population)

	Normal (BMI <25 kg/m²)		Overweight (BMI ≥25 to < 30 kg/m²)		Obese (BMI ≥30 kg/m²)	
Cycle	n	Cumulative Probability of Pregnancy (95% CI)	n	Cumulative Probability of Pregnancy (95% CI)	n	Cumulative Probability of Pregnancy (95% CI)
1	721	0.28 (0.07, 1.10)	456	0.22 (0.03, 1.55)	638	0
2	659	0.58 (0.22, 1.54)	423	0.69 (0.22, 2.13)	598	0.67 (0.25, 1.77)
3	613	0.74 (0.31, 1.78)	388	0.95 (0.36, 2.51)	554	1.39 (0.70, 2.75)
4	574	1.09 (0.52, 2.28)	365	1.49 (0.67, 3.29)	508	2.36 (1.37, 4.03)
5	535	1.46 (0.76, 2.79)	338	1.78 (0.85, 3.71)	475	2.77 (1.68, 4.56)
6	499	2.05 (1.16, 3.60)	321	2.39 (1.25, 4.57)	442	3.43 (2.17, 5.40)
7	475	2.05 (1.16, 3.60)	301	2.39 (1.25, 4.57)	415	3.89 (2.52, 5.99)
8	453	2.05 (1.16, 3.60)	287	3.07 (1.70, 5.52)	389	4.63 (3.09, 6.92)
9	428	2.28 (1.32, 3.92)	273	3.07 (1.70, 5.52)	366	4.89 (3.29, 7.25)
10	400	2.28 (1.32, 3.92)	259	3.45 (1.96, 6.04)	344	4.89 (3.29, 7.25)
11	380	2.28 (1.32, 3.92)	253	3.83 (2.22, 6.56)	334	5.18 (3.51, 7.61)
12	366	2.55 (1.50, 4.30)	247	3.83 (2.22, 6.56)	316	5.48 (3.74, 8.00)
13	351	2.55 (1.50, 4.30)	238	5.04 (3.09, 8.18)	303	5.48 (3.74, 8.00)

Cum Prob of Pregnancy: Cumulative probability of pregnancy calculated by the Kaplan-Meier method for Cycles 1-13.

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Mean Number of Days of Bleeding and/or Spotting by Cycle (Cycle Control Population)

Mean Number and Length of Scheduled Bleeding and/or Spotting Episodes by Cycle 12 An episode of bleeding and/or spotting was defined as one or more consecutive days of bleeding/spotting bounded on either end by >2 days of no bleeding or spotting. Scheduled bleeding and/or spotting occurred on days when not wearing a patch.

Mean Number and Length of Unscheduled Bleeding and/or Spotting Episodes by Cycle 13 An episode of bleeding and/or spotting was defined as one or more consecutive days of bleeding/spotting bounded on either end by >2 days of no bleeding or spotting. Unscheduled bleeding/spotting occurred on days when wearing a patch, except bleeding/spotting that began in the previous hormone-free period and continued through Days 1-4 of the new treatment cycle.

Subjects with No Bleeding or Spotting Days by Cycle 14 0 2 4 6 8 10 12 2 3 4 5 6 7 8 9 10 11 12 13 Percentage of subjects with 0 bleeding and/or spotting days (%) Cycle

Safety Findings The most frequent Treatment Emergent Adverse Events (TEAEs) (>2%) possibly related to hormonal contraceptives included: 15 *MedDRA preferred terms: mood swings, depression, mood altered, major depression, and depressed mood. TEAE: treatment-emergent adverse event. AG200-15 (N=2031) n (%) Nausea 84 (4.1) Headache 72 (3.6) Mood swings/changes/depression* 57 (2.8) Dysmenorrhoea 47 (2.3) Acne 41 (2.0) Weight increased 41 (2.0)

Treatment Emergent Bleeding or Spotting Adverse Events (AEs) Leading to Discontinuation 16 AEs: adverse events. Preferred Term AG200-15 (n = 2031) Metrorrhagia 15 (0.7%) Vaginal hemorrhage 13 (0.6%) Menorrhagia 10 (0.5%) Dysmenorrhea 7 (0.3%) Dysfunctional uterine bleeding 2 (0.1%) Menstruation irregular 2 (0.1%) Menstrual disorder 1 (0.1%) Any Treatment-Emergent Bleeding or Spotting AEs Leading to Study Drug Discontinuation 45 (2.2%)

Conclusions With a median BMI of 26.8 kg/m2, the SECURE trial population is the most overweight on record for a pivotal Phase 3 contraceptive trial The efficacy of AG200-15, as assessed by the PI, differed by subgroups based on BMI, weight, and race/ethnicity There was a trend toward higher PIs as BMI increased This is consistent with increases in Pearl Indices reported in studies of newer, combination hormonal contraceptives The mean number of bleeding/spotting episodes were generally similar throughout the study, while the length of episodes generally decreased 17

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Mean Number of Bleeding/Spotting Episodes and Days Per Episode (±SD) By Cycle

	Cycle 2		Cycle 8		Cycle 13	
	No. of episodes	Days per episode	No. of episodes	Days per episode	No. of episodes	Days per episode
Scheduled bleeding and/or spotting	0.6±0.56	4.70±1.90	0.7±0.58	4.50±2.03	0.6±0.60	4.05±2.06
Scheduled bleeding-only	0.6±0.54	3.71±1.57	0.7±0.54	3.55±1.58	0.7±0.56	3.22±1.57
Scheduled spotting-only	0.6±0.71	1.62±1.07	0.6±0.69	1.52±0.99	0.6±0.74	1.41±0.77
Unscheduled bleeding and/or spotting	0.6±0.67	6.25±4.02	0.5±0.65	5.50±3.84	0.5±0.64	5.15±3.31
Unscheduled bleeding-only	0.4±0.58	4.66±2.96	0.4±0.56	3.96±2.52	0.4±0.54	3.74±2.25
Unscheduled spotting-only	0.5±0.71	2.20±1.72	0.4±0.65	2.18±1.81	0.4±0.64	2.09±1.73

An episode of bleeding and/or spotting was defined as one or more consecutive days of bleeding/spotting bounded on either end by ≥2 days of no bleeding or spotting. Scheduled bleeding and/or spotting occurred on days when not wearing a patch. Unscheduled bleeding/spotting occurred on days when wearing a patch, except bleeding/spotting that began in the previous hormone-free period and continued through Days 1-4 of the new treatment cycle.

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